Fees Summary	Feb. 25, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 277,840,000
Previously Paid Amount	0
Total Fee Amount	38,369.71
Total Offset Amount	0
Net Fee	$ 38,369.71